                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                                TENDER OF UP TO:

 $400,000,000 CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAA7)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAC3),

 $260,000,000 CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAD1)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAF6),

 $425,000,000 CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAG4)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAJ8),

  $60,000,000 CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAK5)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAM1),

   $83,000,000 CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAS8)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAX7),

  $69,000,000 CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAN9)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAQ2),

   $72,000,000 CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAT6)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAY5).

                           LEASE INVESTMENT FLIGHT TRUST

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Lease Investment Flight Trust (the "Company") relating to the exchange of an aggregate principal amount up to $1,369,000,000 of its Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes
Series 2001-1, Class B-1 Floating Rate Asset Backed Notes Series 2001-1,
Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1, which have been registered under the Securities Act of 1933, as amended, for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes Series 2001-1, Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1 (the "Restricted Notes"), upon the terms and subject to the
conditions set forth in the Company's Prospectus, dated             , 2001 (the
"Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal"), if certificates for Restricted Notes of the Company are not immediately available, time will not permit all required documents to reach the
Exchange Agent prior to 5:00 p.m., New York City time, on             , 2001, or
the procedure for
book-entry transfer cannot be completed on a timely basis. Such form may be delivered or transmitted by facsimile transmission (if available to such holder), mail or hand delivery to Bankers Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender Restricted Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution, within three New York Stock Exchange trading days after the date of execution of such form, a completed, signed and dated Letter of Transmittal relating to the Restricted Notes (or a facsimile thereof or an Agent's Message in lieu thereof). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                             BANKERS TRUST COMPANY

                        BT Services Tennessee Incorporated       BY FACSIMILE:
                        Corporate Trust and Agency Group         (615) 835-3701
                        648 Grassmere Park Road                  BY TELEPHONE:
                        Nashville, Tennessee 37211               (800) 735-7777

    DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Lease Investment Flight Trust, a Delaware business trust, upon the terms and subject to the conditions set forth in the
Prospectus, dated             , 2001 (the "Prospectus"), and the related Letter
of Transmittal, receipt of which are hereby acknowledged, the principal amount of Restricted Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s) ____________________________________________________
                                                            (PLEASE TYPE OR
PRINT)

Address ________________________________________________________________________

                                         _______________________________________

Area Code & Telephone No. ______________________________

Principal Amount of Restricted Notes Tendered: $ _______

Certificate Number(s) for Restricted Notes (if available) ______________________

Total Principal Amount Represented by Certificate(s): $ ________________________

If Restricted Notes will be tendered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number _________________________________________

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE

x
                 SIGNATURE(S) OF HOLDER(S)                                 DATE

    Must be signed by the holder(s) of Restricted Notes as their name(s) appear(s) on certificates for Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
Capacity:
Address(es):

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Restricted Notes being tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company, together with the Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution hereof.

                  NAME OF FIRM                                       AUTHORIZED SIGNATURE

                    ADDRESS
                                                                            TITLE

                                        ZIP CODE       Name:
                                                                    (PLEASE TYPE OR PRINT)

                                                       Dated:
             AREA CODE AND TEL. NO.

   NOTE:  DO NOT SEND CERTIFICATES OF RESTRICTED NOTES WITH THIS FORM.
           CERTIFICATES OF RESTRICTED NOTES SHOULD BE SENT ONLY WITH A COPY OF A PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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